Exhibit 99.2

The following communications by CompoSecure were made available on Twitter on May 11, 2021.

CompoSecure @CompoSecure · 1h

Check out this morning's interview with CompoSecure CEO Jon Wilk and @Benzinga's @STORYInvestors and @ChrisKatje. #Benzinga youtu.be/XH6NfNO6ZU8


SPACs ATTACK
$DBDR
COMPOSECURE
BENZINGA

1

CompoSecure
1,539 followers
now •

Check out this morning's interview with CompoSecure CEO Jonathan Wilk and Benzinga's Mitch Hoch and Chris Katje on the recent #SPAC announcement. #Benzinga #SPACsStock #SPACsAttack https://lnkd.in/g_vmVfE


SPACs ATTACK
$DBDR
COMPOSECURE
BENZINGA

composecure


SPACs ATTACK
$DBDR
COMPOSECURE
BENZINGA

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composecure Click the link in our bio to check out this morning's interview with CompoSecure CEO Jonathan Wilk and @benzinga's Mitch Hoch and Chris Katje on the recent #SPAC announcement. #Benzinga #SPACsStock #SPACsAttack

8 minutes ago